                                                                   Exhibit 10.28

                           CRITICAL THERAPEUTICS, INC.

                           RESTRICTED STOCK AGREEMENT
                     GRANTED UNDER 2004 STOCK INCENTIVE PLAN

      AGREEMENT made this ____ day of _____________, 200[ ], between Critical Therapeutics, Inc., a Delaware corporation (the "Company"), and
________________________ (the "Participant").

      For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

      1.    Purchase of Shares.

      The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 2004 Stock Incentive Plan (the "Plan"), ______ shares (the "Shares") of common stock, $0.001 par value, of the Company ("Common Stock"), at a purchase price of $[_____] per share. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Shares will be held in book entry by the Company's transfer agent in the name of the Participant for that number of Shares held by the Participant. The Participant agrees that the Shares shall be subject to the purchase options set forth in
Section 2 of this Agreement and the restrictions on transfer set forth in
Section 4 of this Agreement.

      2.    Purchase Option.

            (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to _______, the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum of $[_____] per share (the "Option Price"), some or all of the Unvested Shares (as defined below).

      "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall be (1)

            (b) In the event that the Participant's employment with the Company is terminated by reason of death or disability, the number of the Shares for which the Purchase Option becomes exercisable shall be ___ percent (__%) of the number of Unvested Shares for which the Purchase Option would otherwise become exercisable. For this purpose, "disability" shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.

            (c) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

----------
1. Insert appropriate time-based or performance-based vesting schedule.

      3.    Exercise of Purchase Option and Closing.

            (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

            (b) Within 10 days after delivery to the Participant of the Company's notice of the exercise of the Purchase Option pursuant to subsection
(a) above, the Company shall direct its transfer agent to reduce the number of Shares held in book entry on behalf of the Participant by the number of Shares being purchased by the Company under the Purchase Option. Promptly following notice from the transfer agent of such reduction, the Company shall pay to the Participant the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company's exercise of the Purchase Option with respect to such Shares).

            (c) After the Company provides the notice under subsection (a) of its exercise of the Purchase Option, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

            (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

            (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

            (f) The Company may assign its Purchase Option to one or more persons or entities.

      4.    Restrictions on Transfer.

      The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer") any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, "Approved Relatives") or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.

      5.    Restrictive Legends.

      All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

            "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

            ["The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."]

      6.    Provisions of the Plan.

            (a) This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

            (b) As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Shares under this Agreement. If, in connection with a Reorganization Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Shares is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

      7.    [Investment Representations.

      The Participant represents, warrants and covenants as follows:

            (a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

            (b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

            (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

            (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

            (e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.]

      8.    Withholding Taxes; Section 83(b) Election.

            (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

            (b) The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are purchased rather than when and as the Company's Purchase Option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

            THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE

COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

      9.    Miscellaneous.

            (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

            (b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

            (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

            (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

            (e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 9(e).

            (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            (g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

            (h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

            (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

            (j) Participant's Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant's own choice or has voluntarily declined to seek such counsel;
(iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP, is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

            (k) Certificated Shares. After the Shares vest, the Participant may request that the Company deliver the Shares in certificated form.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        CRITICAL THERAPEUTICS, INC.

                                        By:
                                           -------------------------------------
                                           Title:
                                                 -------------------------------
                                           Address:
                                                   -----------------------------

                                                   -----------------------------

                                        -----------------------------
                                        [Name of Participant]

                                        Address:
                                                --------------------------------

                                                --------------------------------